ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.


ANNUAL REPORT
OCTOBER 31, 1996




LETTER TO SHAREHOLDERS
ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.
_______________________________________________________________________________

December 12, 1996

Dear Shareholder:

Throughout most of 1996, U.S. bond market returns have been subdued. The market has reacted negatively to stronger-than-expected job growth and uncertainty about whether the Federal Reserve would raise rates to slow economic growth. Across all major sectors of the bond market, shorter-duration securities have outperformed longer-term securities as interest rates for all maturities have increased. Outside of the U.S., many governments continued to pursue policies of economic reform which supported higher bond prices.

INVESTMENT RESULTS
In spite of sluggish domestic bond market returns, non-U.S. bond markets continued their strong performance over the past six months. We are pleased to report that Alliance World Dollar Government Fund was well positioned to capitalize on these gains and posted strong positive returns. For the six and twelve months ended October 31, 1996, the Fund returned 23.28% and 44.57%, respectively, on a net asset value basis, which compares favorably with returns for the Fund's benchmark, the J.P. Morgan Emerging Market Bond Index.


                                            TOTAL RETURN FOR THE
                                       PERIODS ENDED OCTOBER 31, 1996
                                          6 MONTHS       12 MONTHS
                                       --------------  --------------
ALLIANCE WORLD DOLLAR GOVERNMENT FUND      23.28%          44.57%
J.P. MORGAN EMERGING MARKET BOND INDEX     15.30%          39.90%


THE J.P. MORGAN INDEX IS UNMANAGED AND ITS PERFORMANCE DOES NOT INCLUDE MANAGEMENT CHARGES OR EXPENSES.


ECONOMIC REVIEW
Rebounding from a slowdown at the end of 1995, the U.S. economy gathered steam as 1996 progressed. Following first quarter GDP growth of 2.0%, the economy gained strength in the second quarter, led by a rapidly improving labor market. Employment gains averaged 272,000 per month and total hours worked climbed by an annualized 5.7%. Consumer confidence remained elevated and real household spending continued to grow at a healthy clip. These factors combined to produce "overheated" GDP growth for the second quarter of 4.7%.

Recent economic data depicts an economy that has slowed sharply. Overall GDP growth has declined to a modest 2.0%, dragged down by a deceleration in consumer spending. The annualized gain in retail sales of merchandise measured only 0.4% during the third quarter, while construction spending dropped 5.8% from second quarter levels. On the production side, industrial production growth slowed to an annualized 4.3%, from 6.6% in the second quarter.

On the inflation front, the Commerce Department's price index decelerated for the second quarter in a row, rising at a seasonally adjusted rate of only 1.8% in the third quarter. This compares with growth of 2.3% and 2.1%, respectively, in the first and second quarters. Thus, it appears that inflation remains restrained, despite the pressures of relatively high employment. As a result, the Federal Reserve has been in a holding pattern and is expected to remain so for the foreseeable future.

INVESTMENT OUTLOOK
Our outlook for the U.S. economy assumes that, while economic growth may temporarily bounce higher during the fourth quarter of 1996, it will moderate again during the first half of 1997. As this occurs, recent upward pressure on inflation, caused by a tight labor market, should dissipate. Until clear signs of a slowing economy emerge, concerns about inflation will keep U.S. interest rates within their recent ranges, with a tendency to move toward the lower end of the yield range.

Outside of the U.S., we continue to have a favorable outlook for emerging market debt. However, as risk premiums for this asset class have narrowed, we expect the pace of price appreciation of these securities to slow.

In Mexico and Argentina, the success of economic programs undertaken since the peso devaluation two years ago has led to lower inflation, improving current account deficits and growing investor confidence. We believe these factors should support higher bond prices in these markets in the future.

In Russia, current economic indicators are encouraging. Reserves have increased considerably in the past two years and the current account surplus continues to grow.


1



ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.
_______________________________________________________________________________

We expect the impact of market-oriented reforms to be more noticeable in 1997 and to produce further price appreciation for Russian securities.

Investment in emerging market securities is always speculative, and the risk elements in the current Russian situation have been well publicized. However, we believe Russian sovereign debt obligations are a compelling long-term investment opportunity. Numerous factors lead us to this opinion, including the recent ratings of Russian debt by both Moody's and Standard & Poor's, successful steps toward restructuring Russia's external debt, the receding likelihood of reactionary economic policies, and the growing representation of Russia in the emerging market bond indices.

As a result, the Fund's Board of Directors recently approved an increase in the amount of Fund assets that may be invested in U.S. dollar-denominated Russian sovereign debt obligations. Going forward, the Fund may invest up to 25% of total assets in such debt, thus positioning the Fund to better capitalize on Russian economic reform. This puts Russia on a par, in terms of the Fund's investment limitations, with other significant emerging market sovereign debt issuers, including Argentina, Brazil, Mexico, Morocco, the Philippines, and Venezuela.

Polish bonds have experienced substantial price appreciation since receiving an investment-grade rating earlier in 1996. As these securities appear to be near their peak, we have begun reducing the portfolio's exposure to this market.

In the months ahead, factors which could potentially impact emerging market bond prices will be:

 .  the anticipated resumption of the Mexican privatization program;

 . International Monetary Fund negotiations with the new coalition government in Turkey;

 .  continued market reforms in Russia; and

 . first-time credit ratings for the emerging market debt of six to eight countries.

Thank you for your continued interest and investment in Alliance World Dollar Government Fund. We look forward to reporting to you again on market activity and investment results.

Sincerely,


John D. Carifa
Chairman


Wayne D. Lyski
President


2



PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1996
ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------

SOVEREIGN DEBT OBLIGATIONS-105.8%
COLLATERALIZED BRADY BONDS*-73.0%
ARGENTINA-10.8%
Republic of Argentina
  Discount Bonds FRN
  6.4375%, 3/31/23                              $10,250      $ 7,392,812
  Euro Par Bonds
  5.25%, 3/31/23(a)                              12,000        7,113,750
Total Argentinean Securities                                  14,506,562

BRAZIL-12.4%
Republic of Brazil
  Discount Bonds FRN
  Series Z-L
  6.50%, 4/15/24                                 10,600        7,771,125
  Par Bonds
  Series Z-L
  5.00%, 4/15/24(a)                              14,750        8,822,344
Total Brazilian Securities                                    16,593,469

BULGARIA-7.2%
Republic of Bulgaria Discount Bonds FRN
  6.6875%, 7/28/24                               19,000        9,612,812

ECUADOR-5.4%
Republic of Ecuador Discount Bonds FRN
  6.50%, 2/28/25                                 11,000        7,290,938

MEXICO-17.7%
United Mexican States Euro Par Bonds
  6.25%, 12/31/19(b)
  Series A                                       18,300       12,855,750
  Series B                                       15,500       10,888,750
Total Mexican Securities                                      23,744,500

NIGERIA-4.7%
Central Bank of Nigeria Par Bonds
  6.25%, 11/15/20(c)                             10,000        6,256,250

VENEZUELA-14.8%
Republic of Venezuela Par Bonds
  6.75%, 3/31/20(d)
  Series W-A                                     21,500       15,265,000
  Series W-B                                      6,500        4,615,000
Total Venezuelan Securities                                   19,880,000

Total Collateralized Brady Bonds
  (cost $87,582,573)                                          97,884,531

NON-COLLATERALIZED BRADY BONDS-18.0%
PANAMA-9.8%
Republic of Panama IRB
  3.50%, 7/17/14(a)(e)                           20,000       13,150,000

PERU-6.2%
Republic of Peru FLIRB
  3.25%, 3/15/16(a)(e)(f)                        15,000        8,287,500

RUSSIA-2.0%
Russia Principal Loans FRN
  12/29/20(e)(f)                                  5,000        2,678,125
Total Non-Collateralized Brady Bonds
  (cost $19,728,923)                                          24,115,625

LOAN PARTICIPATIONS & ASSIGNMENTS-8.5%
ALGERIA-1.4%
Algeria Refinancing Trust FRN
  Loan Assignment Tranche B
  7.1875%, 9/05/05                                3,000        1,980,000

MOROCCO-7.1%
Kingdom of Morocco
  Loan Participation FRN
  6.4375%, 1/01/09                               12,000        9,525,000

Total Loan Participations & Assignments
  (cost $7,889,035)                                           11,505,000


3



PORTFOLIO OF INVESTMENTS (CONTINUED)
ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
SOVEREIGN DEBT-RELATED-6.3%
Morgan Guaranty Trust Co.
  Indexed Note Linked Russian US$
  Vneshekonombank Loan Assignment
  14.00%, 2/28/97(g)
  (cost $7,260,000)                             $ 7,260     $  8,462,982

Total Sovereign Debt Obligations
  (cost $122,460,531)                                        141,968,138

U.S. GOVERNMENT OBLIGATION-32.5%
U.S. Treasury Strip Zero coupon, 2/15/03
  (cost $43,074,478)                             64,000       43,594,873

TOTAL INVESTMENTS-138.3%
  (cost $165,535,009)                                        185,563,011
Other assets less liabilities-(38.3%)                        (51,422,542)

NET ASSETS-100%                                             $134,140,469


* Sovereign debt obligations issued as part of debt restructurings that are collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bond.

(a) Coupon will increase periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 1996.

(b)  Security trades with value recovery rights expiring June 30, 2003.

(c)  Security trades with oil warrants expiring November 15, 2020.

(d)  Security trades with oil warrants expiring April 15, 2020.

(e) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1996, these securities amounted to $24,115,625, or 18.0% of net assets.

(f)  When issued.

(g) Principal amount represents par value at purchase date. The redemption value of this security is linked to the change in the bid price of the referenced emerging market debt.

     Glossary of Terms:
     FLIRB  Front loaded interest reduction bonds.
     FRN    Floating rate note. Coupon will fluctuate based upon an interest rate index. Stated interest rate in effect at October 31, 1996.
     IRB    Interest reduction bonds.

     See notes to financial statements.


4



STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1996
ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $165,535,009)         $185,563,011
  Receivable for investment securities sold                         42,932,000
  Interest receivable                                                2,453,252
  Deferred organization expenses and other assets                       22,020
  Total assets                                                     230,970,283

LIABILITIES
  Due to custodian                                                     745,420
  Payable for investment securities purchased                       95,260,280
  Unrealized depreciation on interest rate swap contract               356,604
  Advisory fee payable                                                 111,235
  Administrative fee payable                                            16,685
  Accrued expenses and other liabilities                               339,590
  Total liabilities                                                 96,829,814

NET ASSETS                                                        $134,140,469

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $     86,527
  Additional paid-in capital                                       119,218,745
  Undistributed net investment income                                2,492,634
  Accumulated net realized loss on investments                      (7,328,835)
  Net unrealized appreciation of investments and other assets       19,671,398
                                                                  $134,140,469

NET ASSET VALUE PER SHARE (based on 8,652,707 shares outstanding)       $15.50



See notes to financial statements.


5



STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1996
ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                          $14,602,824

EXPENSES
  Advisory fee                                        $1,166,831
  Audit and legal                                        189,062
  Administrative fee                                     175,024
  Custodian                                              111,803
  Printing                                               103,336
  Transfer agency                                         95,866
  Directors' fees                                         41,297
  Registration                                            37,112
  Amortization of organization expenses                   17,033
  Miscellaneous                                           47,233
  Total expenses                                                      1,984,597
  Net investment income                                              12,618,227

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investment transactions                       13,908,106
  Net change in unrealized appreciation of investments
    and other assets                                                 16,452,008
  Net gain on investments                                            30,360,114

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $42,978,341


See notes to financial statements.


6



STATEMENT OF CHANGES IN NET ASSETS
ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.
_______________________________________________________________________________

                                                    YEAR ENDED     YEAR ENDED
                                                    OCTOBER 31,    OCTOBER 31,
                                                       1996           1995
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                            $ 12,618,227   $ 12,920,751
  Net realized gain (loss) on investment
    transactions                                     13,908,106    (10,415,111)
  Net change in unrealized appreciation of
    investments and other assets                     16,452,008     16,574,731
  Net increase in net assets from operations         42,978,341     19,080,371

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income                             (11,594,630)   (12,156,022)

COMMON STOCK TRANSACTIONS
  Reinvestment of dividends resulting in issuance
    of common stock                                          -0-     2,304,564
  Total increase                                     31,383,711      9,228,913

NET ASSETS
  Beginning of year                                 102,756,758     93,527,845
  End of year (including undistributed net
    investment income of $2,492,634 and $764,729
    at October 31, 1996 and October 31, 1995,
    respectively)                                  $134,140,469   $102,756,758


See notes to financial statements.


7



NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1996
ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance World Dollar Government Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on August 20, 1992 and is registered under the Investment Company Act of 1940, as a non-diversified, closed-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Listed securities not traded and securities traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked price provided by the principal market makers. Publicly traded Sovereign Debt Obligations are typically traded internationally on the over-the-counter market. Because of the nature of the markets for Sovereign Debt Obligations, quotations from several sources will be obtained so that the Fund's portfolio investments will not generally be priced by a single source. Readily marketable Sovereign Debt Obligations may be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair value of such securities. Securities for which market quotations are not readily available and restricted securities which are subject to limitations as to their resale are valued in good faith, at fair value, using methods determined by the Board of Directors. Securities which mature in 60 days or less are valued at amortized cost, which approximates fair value, unless this method does not represent fair value.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $90,000 have been deferred and are being amortized on a straight-line basis through November, 1997.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

6. RECLASSIFICATION OF COMPONENTS OF NET ASSETS
During the year, the Fund reclassified certain components of net assets. The reclassification resulted in a net increase to undistributed net investment income and a corresponding increase to accumulated net realized loss on investments of $704,308. This reclassification was the result of permanent book to tax differences in the classification of short term capital gains as ordinary income. Net assets were not affected by the reclassification.


NOTE B: ADVISORY AND ADMINISTRATIVE FEES
Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P., (the "Adviser") a monthly fee equal to the annualized rate of 1% of the Fund's average weekly net assets.

Under the terms of an Administrative Agreement, the Fund pays Alliance Capital Management L.P., (the "Administrator") a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average weekly net assets. The Administrator provides administrative functions to the Fund as well as other clerical services. The Administrator also prepares financial and regulatory reports for the Fund.

On November 28, 1995, the Fund entered into a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Investment


8



ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.
_______________________________________________________________________________

Adviser whereby the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AFS $3,995 during the year ended October 31, 1996, relating to shareholder servicing costs.

NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. Government securities) aggregated $105,390,078 and $137,552,931, respectively, for the year ended October 31, 1996.

At October 31, 1996, the cost of investments for federal income tax purposes was $165,684,739. Accordingly, gross unrealized appreciation of investments was $20,058,005 and gross unrealized depreciation of investments was $179,733 resulting in net unrealized appreciation of $19,878,272 (excluding swap contracts). At October 31, 1996, the Fund had a capital loss carryforward of $7,179,105 which expires in the year 2003.

NOTE D: INTEREST RATE SWAP AGREEMENT
The Fund enters into swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying floating rate debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of another party to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation on swap contracts.

At October 31, 1996, the Fund had an outstanding interest rate swap contract with the following terms:

                                                      RATE TYPE
                                           --------------------------------
    SWAP          NOTIONAL    TERMINATION  PAYMENTS MADE  PAYMENTS RECEIVED   UNREALIZED
COUNTERPARTY       AMOUNT         DATE      BY THE FUND      BY THE FUND     DEPRECIATION
------------  --------------  -----------  -------------  -----------------  ------------
   Morgan     US$ 12,000,000    1/01/09        LIBOR+          6.8526%         $356,604
  Guaranty


+  LIBOR (London Interbank Offered Rate).


NOTE E: CAPITAL STOCK
There are 100,000,000 shares of $0.01 par value Common Stock authorized.

Of the 8,652,707 shares outstanding at October 31, 1996, the Adviser owned 7,200 shares. During the year ended October 31, 1996, the Fund did not issue shares in connection with the dividend reinvestment plan. During the year ended October 31, 1995 the Fund issued 212,897 shares in connection with the Fund's dividend reinvestment plan.

During the year ended October 31, 1996, the Fund incurred legal, printing and auditing fees associated with a proposed rights offering of approximately $216,000. The proposed rights offering was cancelled prior to issuance.


9


NOTES TO FINANCIAL STATEMENTS (CONTINUED)
ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.
_______________________________________________________________________________

NOTE F: CONCENTRATION OF RISK
Investing in securities of foreign governments involves special risks which include revaluation of currencies and the possibility of future adverse political and economic developments. Moreover, securities of many foreign governments and their markets may be less liquid and their prices more volatile than those of the United States government. The Fund invests in the sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.


10



FINANCIAL HIGHLIGHTS
ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                  YEAR ENDED OCTOBER 31,      NOV. 2,1992(A)
                                           ---------------------------------         TO
                                               1996        1995        1994    OCT. 31,1993
                                           ---------   -----------  ---------  -------------
Net asset value, beginning of period         $11.88      $11.08      $22.09      $13.82(b)

INCOME FROM INVESTMENT OPERATIONS
Net investment income                          1.46        1.51(c)     1.32        1.54
Net realized and unrealized gain (loss)
  on investments                               3.50         .71       (5.66)       8.19
Net increase (decrease) in net asset
  value from operations                        4.96        2.22       (4.34)       9.73

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income          (1.34)      (1.42)      (1.39)      (1.46)
Distributions from net realized gains            -0-         -0-      (4.96)         -0-
Distributions in excess of net realized
  gains                                          -0-         -0-       (.09)         -0-
Tax return of capital distribution               -0-         -0-       (.23)         -0-
Total dividends and distributions             (1.34)      (1.42)      (6.67)      (1.46)
Net asset value, end of period               $15.50      $11.88      $11.08      $22.09
Market value, end of period                  $13.625     $11.75      $13.00      $20.375

TOTAL RETURN
Total investment return based on: (d)
  Market value                                28.49%       2.78%      (7.52)%     59.14%
  Net asset value                             44.57%      21.92%     (27.29)%     72.53%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)  $134,140    $102,757     $93,528    $164,622
Ratio of expenses to average net assets        1.70%       1.55%       1.43%       1.44%(e)
Ratio of net investment income to
  average net assets                          10.84%      14.12%       9.08%       9.79%(e)
Portfolio turnover rate                         352%        441%        395%        417%


(a)  Commencement of operations.

(b)  Net of offering costs of $.13.

(c)  Based on average shares outstanding.

(d) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized.


11



REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS
ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.

We have audited the accompanying statement of assets and liabilities of Alliance World Dollar Government Fund, Inc., including the portfolio of investments, as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance World Dollar Government Fund, Inc. at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
December 3, 1996


12



ADDITIONAL INFORMATION
ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.
_______________________________________________________________________________

Shareholders whose shares are registered in their own names will automatically be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. First Data Investor Services Group, Inc. (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at First Data Investor Services Group, Inc., P.O. Box 1376, Boston, Massachusetts 02104.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Wayne D. Lyski, the President of the Fund.


13



ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)
ROBERT C. WHITE (1)

OFFICERS
WAYNE D. LYSKI, PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
PAUL J. DENOON, VICE PRESIDENT
VICKI L. FULLER, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JOSEPH J. MANTINEO, CONTROLLER

ADMINISTRATOR
ALLIANCE CAPITAL MANAGEMENT, L.P.
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN
THE BANK OF NEW YORK
48 Wall Street
New York, NY 10286

DIVIDEND PAYING AGENT,
TRANSFER AGENT AND REGISTRAR
FIRST DATA INVESTOR SERVICES GROUP, INC.
(FORMERLY THE SHAREHOLDER SERVICES GROUP, INC.)
53 State Street
Boston, MA 02109

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019

LEGALCOUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY10004


(1)  Member of the Audit Committee.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of Alliance World Dollar Government Fund, Inc. for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


14



ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.
Summary of General Information

THE FUND
Alliance World Dollar Government Fund, Inc. is a closed-end management investment company which seeks high current income from investment in debt obligations of countries with emerging economies whose recent interest rates are higher than those of the United States.

SHAREHOLDER INFORMATION
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions Section of newspapers each day, under the designation "Alliance Wrld". The Fund's NYSE trading symbol is "AWG". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in the NEW YORK TIMES and each Saturday in BARRON'S and other newspapers in a table called "Closed-End Funds." Additional information about the Fund is available by calling 1-800-247-4154.

DIVIDEND REINVESTMENT PLAN
A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares. For a copy of the Plan Brochure, please write to the Plan Agent, First Data Investor Services Group, Inc., P.O. Box 1376, Boston, MA 02104.




ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.
1345 Avenue of the Americas
New York, New York 10105

ALLIANCE CAPITAL
INVESTING WITHOUT THE MYSTERY

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

WDGAR